UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2008
DEERFIELD CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 North River Road, 9th Floor, Rosemont, IL	60018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (773) 380-1600
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On March 3, 2008, Deerfield Capital Corp. (the “Company”) held an Investor Conference Call to discuss the Company’s results of operations for the fiscal quarter and year ended December 31, 2007, as well as recent developments in the first two months of 2008. A copy of the transcript of the Investor Conference Call is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
99.1	Transcript of Investor Conference Call held on March 3, 2008 by the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.
	By:	/s/ Frederick L. White
Frederick L. White
Dated: March 3, 2008		Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Transcript of Investor Conference Call held on March 3, 2008 by the Company.